Roper Industries, Inc.

ROPER

Third Quarter 2004
Financial Results Conference Call

October 29, 2004

ROPER

Safe Harbor Statement

The information provided in this presentation contains forward looking statements within the meaning of the federal securities laws. These forward looking statements include, among others, statements regarding our proposed acquisition of TransCore (the acquisition), the terms of our financing plan, the prospects for TransCore to compete in its market and achieve future growth and profit expectations, and the impact of the acquisition on our future results of operations and cash flows, and may be indicated by words or phrases such as “anticipate,” “estimate,” “plans,” “expects,” “projects,” “should,” “will,” “believes” or “intends” and similar words and phrases. These statements reflect management's current beliefs and are not guarantees of performance. They involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward looking statement. Such risks and uncertainties include our ability to complete the acquisition, secure financing on favorable terms and through the facility and issuance currently anticipated, integrate the acquisition and realize expected synergies. We also face other general risks, including further reductions in our business with Gazprom, our ability to realize cost savings from our restructuring initiatives, unfavorable changes in foreign exchange rates, difficulties associated with exports, risks associated with our international operations, difficulties in making and integrating acquisitions, risks associated with TransCore’s business, increased product liability and insurance costs, increased warranty exposure, future competition, changes in the supply of, or price for, parts and components, environmental compliance costs and liabilities, risks and cost associated with asbestos related litigation and potential write-offs of our substantial intangible assets. Important risk factors include those discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and may be discussed in subsequent filings with the SEC. You should not place undue reliance on any forward looking statements. These statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

We refer to certain non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found within this document.

ROPER

Third Quarter Overview

- Achieved Record Financial Results
  - Net Sales, Net Earnings, EBITDA
  - Last Year Included Both 7/31 and 9/30 Quarter Ends
- Successfully Executing Growth Strategy
  - NTGH (Acquired December 2003) Performing Well
  - Integration of Power Generation Business (Acquired in Q2 2004) Proceeding on Plan
  - Announced Agreement to Acquire TransCore Holdings in December 2004
- New CFO Hired
  - Mike Towe…27 Years with GE
  - Most Recently CFO within GE Equipment Services
  - CFO Roles in Five Different GE Businesses in U.S. & Asia
  - Joins Roper on November 8

Strong Third Quarter Results

(Millions)

Net Sales


$240
$172
+40%
Q3 2003
Q3 2004

Record Orders and Sales

Net Earnings


$27
$18
+53%
Q3 2003
Q3 2004

DEPS Grew to a Record $0.73 (vs. $0.56 in '03)

Cash From Operations


$36
$21
+68%
Q3 2003
Q3 2004

130% Conversion of Net Earnings

DEPS means Diluted Earnings per Share.

Record DEPS, Even Better Cash Results


$0.73
$0.95
Q3 2004
DEPS
Q3 2004
Cash from Operations
per Share

Per share figures include quarterly average of 37.7 million shares.

Operating Results Continue to Strengthen

(Millions)

	Q1 2004	Q2 2004	Q3 2004
Net Sales	$221	$232	$240
Income from Ops	$35[1]	$41	$45
Operating Margin	15.7%[1]	17.5%	18.9%
Net Earnings	$19[1]	$24	$27
DEPS	$0.52[1]	$0.63	$0.73
Net Orders	$220	$223	$248

Gaining Leverage from Sequentially Improving Sales

[1] Excludes NTGH inventory revaluation costs. The Company reported unadjusted: Income from Operations of $33 Million, Operating Margin of 14.9%, Net Earnings of $18 Million and DEPS of $0.49.

Expanding EBITDA Performance

(Millions)

EBITDA



$56
$34
+61%
Q3 2003
Q3 2004



$60
$50
$40
$30
$20
$10
$0
$43
$51
$56
19.4%
21.8%
23.2%
30%
25%
20%
15%
Margin
Q1 04
Q2
Q3

EBITDA Margins Up 320 Bpts to 23.2%

Q3 EBITDA Annualized: $222 Million

Favorable Balance Sheet Trends

	Dec. 31 2003	Sep. 30 2004
As a Percent of Sales		
(I) Inventory	13.5%	11.4%
(R) Receivables	18.5%	17.7%
(P) Payables & Accruals	14.5%	13.1%
Total (I+R-P)	17.4%	15.9%
Total NWC	20.0%	18.8%
Net Debt-to-Net Cap	47.0%	40.5%

NWC as a % of Annualized Quarterly Sales



22%
21%
20%
19%
18%
17%
16%
15%
Q1 04
Q2
Q3

Progress Continues…Still More Opportunity

Instrumentation

Acton Research ▪ Antek ▪ Integrated Designs ▪ Logitech ▪ PAC ▪ Struers ▪ Uson

Highlights

- Orders Grew 22%
  - New Product Introductions
  - Strong End Markets
- Net Sales Up 14%
- Currency Pressures
  - Produced in Europe, Sold in US $
  - Currency Translation Improves Net Sales, Not Necessarily Operating Profit…Slows Leverage Performance
- Strong Finish Expected in Q4
  - Favorable Market Conditions
  - High Order Growth in Q3 Supports Q4 Strong Finish



Net Sales
EBITDA/Op Profit
44.6
50.8
Q3 '03
Q3 '04
9.5
10.7
8.2
9.2
Q3 '03
Q3 '04

($Millions)

2004 EBITDA Margins		
Q1	Q2	Q3
22%	20%	21%

Energy Systems and Controls

Compressor Controls ▪ Metrix Instruments ▪ Zetec

Highlights

- Orders +27%, +73% Ex-Gazprom
  - Restructuring in Q1 Focused Resources, Driving Enhanced Results
  - Favorable Market Conditions
- Despite $6 Million Decline in Gazprom Revenues, Net Sales Increased
- Integration of Power Generation Business (PGB), acquired from R/D Tech Late in Q2, On Schedule
- Expect Strong Finish to Year
- Dramatic EBITDA Improvement



Net Sales
EBITDA/Op Profit
41.6
42.8
11.4
10.9
10.6
9.8
Q3 '03
Q3 '04
Q3 '03
Q3 '04

($Millions)

2004 EBITDA Margins		
Q1	Q2	Q3
17%	21%	25%

Industrial Technology

Abel ▪ AMOT ▪ Cornell ▪ Flow Technology ▪ Fluid Metering ▪ Hansen ▪ Neptune ▪ Roper Pump

Highlights

- Sales Up 133%, Orders Increased 153%
- Neptune Sales Grew Double-Digits
- Delays for Large Pump Projects Hurt Q3
  - New Team Focused on Production, Sourcing Issues
  - Closer Contacts with End Users Regarding Delivery
- Outstanding EBITDA Performance



Net Sales
EBITDA/Op Profit
100.7
43.2
27.9
22.5
10.4
9.4
Q3 '03
Q3 '04
Q3 '03
Q3 '04

($Millions)

2004 EBITDA Margins		
Q1	Q2	Q3
23%	27%	28%

Scientific & Industrial Imaging

DAP ▪ Gatan ▪ Media Cybernetics ▪ Photometrics ▪ Princeton Instruments ▪ QImaging ▪ Redlake

Highlights

- Orders Increased 11%, Sales Up 8%
- Organic Order Growth Flat Due to Performance of Camera Business
  - Physical Science OEM Initiatives Launched
  - Large Imaging Order Delay Affected Q3
  - Japanese Business Off
- Software Importance Growing in Application Businesses
- Acton/Princeton Instruments Spectroscopy Initiative on Plan
- Successful Introduction of New Rugged Handheld Products into New Channels Drove DAP Growth



Net Sales
EBITDA/Op Profit
42.6
45.8
9.1
9.6
8.1
8.3
Q3 '03
Q3 '04
Q3 '03
Q3 '04

($Millions)

2004 EBITDA Margins		
Q1	Q2	Q3
18%	19%	21%

Fourth Quarter Earnings Dynamics

- Sarbanes-Oxley Completion
- Limited Gazprom Activity
- Strong Oil & Gas Markets
- Currency Conversion (Mix)
- Delayed Imaging Project
- Wastewater Project Timing

Full Year 2004 Guidance


Net Sales
Millions
$657
$940-$945
2003
2004


DEPS [1]
$2.01
$2.58 -
$2.70
2003
2004

[1] 2003 DEPS excludes debt extinguishment costs and discontinued operations.
2004 DEPS excludes NTGH inventory revaluation costs and any effects from the acquisition of TransCore Holdings and related financing initiatives.

2004 Cash Performance


Cash from Ops
Millions
$96
$150-
$160
+56-67%
2003
2004

$3.99 – $4.26 per share (diluted)

Focus on Cash Producing Record Results

Excludes discontinued ops, and debt extinguishment and NTGH inventory revaluation costs.
Per share figures assume average of 37.6 million shares.

Dramatically Shaping the Portfolio

Primary Businesses Acquired After 2000

Struers

ZETEC

NEPTUNE

TRANSCORE

- Great Cash Returns
- Favorable Markets
- Clear Growth Paths
- Scale Advantages
- Platforms with Bolt-On Opportunities

Net Sales (Millions)



Businesses Acquired After 2000
Petrotech, IDI, Gazprom
Other Businesses Owned Since 2000
$504
$940-
$945
2000
2001
2002
2003
2004e
2005

Excludes Petrotech in 2001-2003 as a discontinued operation; business disposed in 2003. "e" = estimates.

Acquisition of TRANSCORE

- Another Strategic Growth Platform
  - RFID and SatCom Technologies
  - Proven Expertise in High Growth Applications
- Typical Roper Business
  - Engineered Solutions
  - Market Leader
  - High Margins, Cash Flow
- Financially Compelling
  - Significant Sales, EBITDA and Cash Flow Contributor
- Technology and Market Synergies

Roper and TransCore Strategies Aligned

ROPER TRANSCORE Proven Management Team

	Transportation & Technology Experience
John Worthington CEO	25 Years
John Simler COO	17 Years
Joe Grabias CFO	6 Years
Kelly Gravelle Chief Technology Officer	20 Years
Patrick Conley Chief Software Officer	26 Years
David Sparks Corporate Development	22 Years
George McGraw Operations	26 Years

ROPER

TRANSCORE Growth

Net Sales (Millions)


$338
$41
1995
2003

Growth Supported by Technology Development & Strategic Investments

Barriers to Entry

- Long-Term Relationships, Contracts
- Broadest Product and Services Offering
- Application Expertise

Well-Positioned to Capitalize on Growing Technology Investments

TransCore fiscal years end on the January 31st following the end of the calendar year referenced (e.g., fiscal 2003 ended on January 31, 2004).

Existing Growth Market Applications





- Automated Tolling
- Asset Tracking
- Security
- Secure Supply Chain
- Electronic Vehicle Compliance
- Intelligent Traffic Solutions
- Freight Matching





Application Opportunities Abound

Evolving/Emerging Higher Value Applications


From
To
Tolling
RF Automated Tolling
High-Speed Open Lane Tolling
Electronic Vehicle Compliance
RF Parking Lots
RF Airports
Homeland Security
RF Rail Tags
SatCom In-Cab Communications
Asset Tracking
"Secure" Chain

Leveraging Technology and Applications Expertise

Broad Technology Offering

RFID Tags and Readers




Satellite Tracking and Messaging
loadlink
Effective Affordable Wireless
TransCore

Software





Satellite Communications





Over 100 Patents

Advanced RF Tag & Reader Features

- Read/Write Capabilities
- Low Battery…NO Battery
- Multi-Protocol
- High-Speed Reading
- Tamper-Resistant Tags
- Programmable Tags
- Greater Reading Range
- Encryption Features Soon to Be Released











Leading Technology for Advanced Applications

Technology & Capability Synergies


RFID
Satellite Communications
Software
Applications Expertise

TRANSCORE

- **Automated Meter Reading**
  - RF Technologies
  - Solution Support Teams
  - Commercial Monitoring
- **Imaging**
  - Access to Global Security Channels
  - Advanced Solution Collaboration
  - Low-Light and Motion Image Applications
- **Monitoring Applications**
  - Vibration Measurement
  - Machine Protection and Control

Broadening TransCore's Reach Beyond Transportation

TransCore: A Compelling Addition to Roper

- TransCore Enjoys Roper-Type Margins
  - High Leverage on Incremental Sales
- Acquisition Enhances Free Cash Flow
  - Low Asset Intensity
- Substantial Recurring Revenue and Earnings
- RFID High Value Added Applications Drive Growth
  - Existing Business
  - Proven Applications Mastery
- Winning Technologies…Over 100 Patents
- Great Leadership Team with Proven Results
- Both Roper and TransCore Benefit from Being Together

Another Strategic Platform for Roper

ROPER

Summary

- Initiatives Driving Organic Sales & Order Growth
- Operational Execution Delivering Cash
- Sequential Results Improving Throughout 2004
- Working Capital Velocity Increasing
- Acquisition Integration Exceeding Plan
- Platform Expansion Enhanced with TransCore
- Strengthening the Leadership Team…New CFO

Expect Record Fourth Quarter

Roper Industries, Inc.

Appendix

Reconciliations and Definitions

EBITDA, Q[illegible] 2004

Millions	Imaging	Industrial	Instrumentation	Energy	Consolidated
Net Income					$21.4
Operating Income	$8.3	$22.4	$9.2	$9.8	
Depreciation & Amortization (D&A)	1.4	5.4	1.5	1.0	10.2
Interest Expense					1.3
Income Taxes					10.1
EBITDA	$9.1	$21.8	$10.3	$10.8	$55.6

EBITDA, Q[illegible] 2003

Millions	Imaging	Industrial	Instrumentation	Energy	Consolidated
Net Income					$17.9
Operating Income	$8.1	$9.4	$8.2	$10.6	
Depreciation & Amortization (D&A)	1.0	1.0	1.3	0.8	4.1
Interest Expense					4.0
Income Taxes					8.5
EBITDA	$9.1	$10.4	$9.5	$11.4	$34.5

EBITDA, Q[illegible] 2004

Millions	Imaging	Industrial	Instrumentation	Energy	Consolidated
Net Income					$23.6
Operating Income	$7.4	$21.3	$8.4	$6.8	
Depreciation & Amortization (D&A)	1.3	5.4	1.5	0.9	9.9
Interest Expense					6.8
Income Taxes					10.3
EBITDA	$8.7	$21.3	$9.9	$7.7	$50.6

EBITDA, Q[illegible] 2003

Millions	Imaging	Industrial	Instrumentation	Energy	Consolidated
Net Income					$18.1
Operating Income	$7.0	$15.3	$9.4	$4.8	
Depreciation & Amortization (D&A)	1.3	5.3	1.4	0.8	9.1
Interest Expense					6.9
Income Taxes					8.0
EBITDA	$8.3	$21.0	$10.8	$5.6	$42.1

DEPS

	Full Year 2003	Q1 2004	Q2 2004	Q3 2004	Full Year 2004
DEPS as Reported	$1.41	$0.49	$0.63	$0.13	$2.54-$2.66
NTSH Incoming Research Costs	-	0.03	-	-	0.04
Loss on Discontinued Operations	0.09				-
Debt Extinguishment Costs	0.51				-
Adjusted DEPS	$2.01	$0.52	$0.63	$0.13	$2.58-$2.70

Net Debt to Net Capitalization
Millions

	Q4 2003	Q1 2004
Total Debt	$651.1	$615.1
Less: Cash	(70.2)	(102.4)
Net Debt	580.9	513.3
Add: Share holders' Equity	655.8	755.5
Net Capitalization	$1,236.1	$1,268.8
Net Debt/Net Capitalization	47.0%	40.5%